                                                                  EXHIBIT 10.13
                              STOCK PURCHASE AGREEMENT



          THIS STOCK PURCHASE AGREEMENT is made as of the 16 day of June, 1998, by and among the Company (the "Company"), and the investors listed on Schedule A hereto, each of which is herein referred to as an "Investor."

          THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   PURCHASE AND SALE OF STOCK.

          1.1  SALE OF SERIES D PREFERRED STOCK.

               (a) Subject to the terms and conditions of this Agreement, each Investor agrees, severally and not jointly, to purchase at the Closing (as hereinafter defined) and the Company agrees to sell to each Investor at the Closing that number of shares of Rubio's Restaurants, Inc.'s (the "Company") Series D Preferred Stock (the "Series D Preferred Stock") set forth opposite each Investor's name on SCHEDULE A hereto for the purchase price set forth thereon.

          1.2 CLOSING. The purchase and sale of the Series D Preferred Stock shall take place at the offices of Brobeck, Phleger & Harrison LLP, 550 West C Street, Suite 1300, San Diego, California 92101, at 10:00 A.M., on June 16, 1998, or at such other time and place as the Company and Investors mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing, the Company shall deliver to each Investor a certificate representing the shares of Series D Preferred Stock that such Investor is purchasing against payment of the purchase price therefor by check or by wire transfer to the Company's designated bank account.

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Investor as of the date of the Closing as follows:

          2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business, prospects, properties or financial condition. The Company is the successor to all of the business, assets, properties, rights, permits, licenses, approvals, liabilities, and obligations of Rubio's Restaurants, Inc., a California corporation.

          2.2  CAPITALIZATION AND VOTING RIGHTS.

               (a) The authorized capital of the Company consists, or will consist prior to the Closing, of:

                    (i) PREFERRED STOCK. 5,383,637 shares of Preferred Stock, $0.001 par value per share (the "Preferred Stock"), of which (a) 1,973,395 shares have been designated Series A Preferred Stock, all of which are currently issued and outstanding; (b) 1,092,007 shares of which have been designated Series B Preferred Stock, all of which are currently issued and outstanding; (c) 793,640 shares of which have been designated Series C Preferred Stock, all of which are currently issued or outstanding; and (d) 1,524,595 shares of which have been designated Series D Preferred Stock, 1,403,843 of which are currently issued or outstanding and 48,648 of which may be sold pursuant to this Agreement. The rights, privileges and preferences of the Series D Preferred Stock are as stated in the Company's Amended and Restated Certificate of Incorporation (the "Restated Certificate") previously delivered to the Investors.

                    (ii) COMMON STOCK. 7,298,725 shares of common stock, $0.001 par value per share ("Common Stock"), of which 1,014,282 shares are issued and outstanding.

               (b) The outstanding shares of Common Stock have been issued in accordance with the registration or qualification provisions of the Act (as defined below) and any applicable state securities laws or pursuant to a valid exemption therefrom.

               (c) Except for (A) the conversion privileges of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock to be issued under this Agreement, (B) the rights provided in paragraph 2.4 of the Amended and Restated Investors'
Rights Agreement, dated November 19, 1997, as amended (the "Investors' Rights Agreement"), (C) currently authorized options to purchase 475,000 shares of Common Stock of which 320,432 (14,282 of which have been exercised) have been granted to employees, (D) warrants to purchase 50,000 shares of Common Stock issued to Flemming & Lessard, Inc. and (E) warrants to purchase up to 72,104 shares of Series D Preferred Stock issued to various entities, there are not outstanding any options, warrants, rights (including conversion or preemptive rights and rights of first refusal) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. The Company is not a party or subject to any agreement or understanding, and, to the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

          2.3 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and any other agreement to which the Company is a party, the execution and delivery of which is contemplated hereby (collectively, the "Ancillary Agreements"), the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance (or reservation for issuance) and delivery of the Series D Preferred Stock being sold hereunder and the Common Stock issuable upon conversion of the Series D Preferred Stock has been taken or will be taken prior to the Closing, and this Agreement and any Ancillary Agreements constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

          2.4  Valid Issuance of Preferred and Common Stock.

               (a) The Series D Preferred Stock which is being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and, based in part upon the representations of the Investors in this Agreement, will be issued in compliance with all applicable federal and state securities laws. The shares of Series D Preferred Stock are being issued free of restrictions on transfer other than restrictions on transfer set forth in this Agreement, the Investors' Rights Agreement, the Amended and Restated Stock Restriction Agreement, dated November 19, 1997, as amended, or any Ancillary Agreement and other than pursuant to federal or state securities laws. The Common Stock issuable upon conversion of the Series D Preferred Stock purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Restated Certificate, shall be duly and validly issued, fully paid and nonassessable, and issued in compliance with all applicable securities laws, as then in effect, of the United States and each of the states whose securities laws govern the issuance of any of the Series D Preferred Stock hereunder.

          2.5 CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority or any other person or entity on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for the filing pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, which filing will be effected within 15 days of the sale of the Series D Preferred Stock hereunder.

          2.6 LITIGATION. There is no action, suit, proceeding or investigation pending or currently threatened against the Company which questions the validity of this Agreement or any Ancillary Agreements, or the right of the Company to enter into any of them, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse changes in the assets, financial condition, business affairs or prospects of the Company, financially or otherwise, taken as a whole or any change in the current equity ownership of the Company. The foregoing includes, without limitation, any action, suit, proceeding or investigation pending or threatened involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers or negotiations by the Company with potential investors in the Company or its proposed business.

          2.7 DISCLOSURE. The Company has fully provided each Investor with all the information that such Investor has requested for deciding whether to purchase the Series D Preferred Stock and all information that the Company believes is reasonably necessary to enable such Investor to make such decision. Neither this Agreement and any Ancillary Agreements nor any other statements or certificates made or delivered in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

     3. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each Investor hereby represents and warrants that:

          3.1 AUTHORIZATION. Such Investor has full power and authority to enter into this Agreement and such Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms, except
(i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

          3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with such Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Series D Preferred Stock to be received by such Investor and the Common Stock issuable upon conversion thereof (collectively, the "Securities") will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

          3.3 DISCLOSURE OF INFORMATION. Such Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Series D Preferred Stock. Such Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series D Preferred Stock and the business, properties, prospects and financial condition of the Company.

          3.4 INVESTMENT EXPERIENCE. Each Investor represents that it is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters such that it is capable of evaluating the merits and risks of the investment in the Securities. Investor also represents that it has not been organized for the purpose of acquiring Securities.

          3.5 ACCREDITED INVESTOR. Such Investor is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

          3.6 RESTRICTED SECURITIES. Such Investor understands that the Series D Preferred Stock it is purchasing is characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations the Series D Preferred Stock may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, such Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

          3.7 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and:

               (a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement or an exemption from such registration is available; or

               (b) (i) Such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

               (c) Notwithstanding the provisions of paragraphs (a) and (b) above, or any legend on certificates representing the Securities pursuant to
Section 3.8 below, no such registration statement or opinion of counsel shall be necessary for a transfer (i) by an Investor to any person or entity that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Investor or (ii) by an Investor which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his spouse or to the siblings, lineal descendants or ancestors of such partner or his spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he were an original Investor hereunder.

          3.8 LEGENDS. It is understood that the certificates evidencing the Series D Preferred Stock may bear one or all of the following legends:

               (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE ACT, OR PURSUANT TO RULE 144 UNDER THE ACT OR AN OPINION OF COUNSEL

SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT."

               (b)  Any legend required by the laws of any state.

     4.   CALIFORNIA COMMISSIONER OF CORPORATIONS.

          4.1 CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     5. CONDITIONS OF INVESTOR'S OBLIGATIONS AT CLOSING. The obligations of each Investor under subsection 1.1(a) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent thereto:

          5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

          5.2 PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

     6. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that Investor:

          6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          6.2 PAYMENT OF PURCHASE PRICE. The Investor shall have delivered the purchase price specified in Section 1.2.

          6.3. SIDE LETTER. The Company shall use its best efforts to assure that all parties thereto have entered into that certain side letter, dated as of the date of the Closing, no later than June 24, 1998.

     8.   MISCELLANEOUS.

          8.1 SURVIVAL OF WARRANTIES. The warranties, representations and covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

          8.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          8.3 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

          8.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          8.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          8.6 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

          8.7 EXPENSES. Irrespective of whether the Closing is effected, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

          8.8 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          8.9 ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   RUBIO'S RESTAURANTS, INC.



                                   By:       /s/ Ralph Rubio
                                      -----------------------------------
                                        Ralph Rubio, President

                         Address:  5151 Shoreham Place, Suite 260
                                   San Diego, CA  92122
                                   Fax No: (619) 452-0181

                                   INVESTORS:

                                   FARALLON CAPITAL PARTNERS, L.P.

                                   By:  Farallon Partners, L.L.C.,
                                             its General Partner


                                   By:       /s/ Jason Fish
                                      -----------------------------------
                                             Managing Member

                         Address:  One Maritime Plaza
                                   Suite 1325 San Francisco, CA  94111
                                   Fax No: (415) 421-2133
                                   Attention:  Jason Fish and Mark Wehrly


                                   FARALLON CAPITAL INSTITUTIONAL
                                   PARTNERS, L.P.


                                   By:  Farallon Partners, L.L.C.,
                                             its General Partner

                                   By:       /s/ Jason Fish
                                      -----------------------------------
                                              Managing Member

                         Address:  One Maritime Plaza
                                   Suite 1325 San Francisco, CA  94111
                                   Fax No: (415) 421-2133
                                   Attention:  Jason Fish and Mark Wehrly

                                   FARALLON CAPITAL INSTITUTIONAL
                                   PARTNERS II, L.P.

                                   By:  Farallon Partners, L.L.C.,
                                             its General Partner


                                   By:   /s/ Jason Fish
                                      -----------------------------------
                                         Managing Member

                         Address:  One Maritime Plaza
                                   Suite 1325 San Francisco, CA  94111
                                   Fax No: (415) 421-2133
                                   Attention:  Jason Fish and Mark Wehrly

                                   FARALLON CAPITAL INSTITUTIONAL
                                   PARTNERS III, L.P.

                                   By:  Farallon Partners, L.L.C.,
                                             its General Partner


                                   By:   /s/ Jason Fish
                                      -----------------------------------
                                         Managing Member

                         Address:  One Maritime Plaza
                                   Suite 1325 San Francisco, CA  94111
                                   Fax No: (415) 421-2133
                                   Attention:  Jason Fish and Mark Wehrly

                                   RR CAPITAL PARTNERS, L.P.

                                   By:  Farallon Partners, L.L.C.,
                                             its General Partner


                                   By:   /s/ Jason Fish
                                      -----------------------------------
                                             Managing Member

                         Address:  One Maritime Plaza
                                   Suite 1325 San Francisco, CA  94111
                                   Fax No: (415) 421-2133
                                   Attention:  Jason Fish and Mark Wehrly

                                   SCHEDULE A

                               SCHEDULE OF INVESTORS

--------------------------------------------------------------------------------
            Name                    Purchase Price          Number of Shares
--------------------------------------------------------------------------------
 Farallon Capital Partners,           $146,998.84               20,432
 L.P.
--------------------------------------------------------------------------------
 Farallon Capital                     $122,501.43               17,027
 Institutional Partners, L.P.
--------------------------------------------------------------------------------
 Farallon Capital                     $ 52,498.56                7,297
 Institutional Partners II,
 L.P.
--------------------------------------------------------------------------------
 Farallon Capital                     $ 14,000.57                1,946
 Institutional Partners III,
 L.P.
--------------------------------------------------------------------------------
 RR Capital Partners, L.P.            $ 14,000.57                1,946
--------------------------------------------------------------------------------
 Total:                               $349,999.97               48,648
--------------------------------------------------------------------------------